Changing the Landscape of Backcountry Aviation

For more than 40 years, superior quality, industry-leading innovation and independent thinking have been the hallmarks of everything we do.

RESERVE YOUR SHARES NOW



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UNIQUELY RESOURCED. CAPABLE AND EXPERIENCED

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POISED FOR INTERNATIONAL GROWTH

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A HISTORY OF INNOVATION

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CUB CRAFTERS

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AMERICAN OWNED, DESIGNED AND MANUFACTURED


N397SR
AFC

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AN INDUSTRY LEADER

Our rapid R&D cycle, reputation for quality, and customer loyalty has resulted in strong sales year after year.

Game-Changing Capabilities Reach Untapped Markets

Nose wheel landing gear has a well-earned reputation for being incredibly forgiving, providing better visibility during taxiing, takeoff and landing and handling better overall than taildraggers.

Only **15%** of pilots have tail wheel capabilities or

additional **85%** of the market.

Positioned for Growth*

As the industry's leading manufacturer and innovator, CubCrafters is uniquely positioned to lead the market.

CubCrafters is the largest adventure aircraft manufactur the world.

With bac flying gr populari more pil ever be to remo globally

word is

FAA CERTIFICATION | INNOVATIVE BUILDER-ASSIST PROGRAM

FAA Certification — a Significant Barrier to Entry

We design and build the best-selling certified backcountry airplanes in America.

- We are the only company to get a type certificate in backcountry aviation since 1970.
- We were the first company ever to take experimental avionics and win FAA approval for a certified airplane.
- In last 20 years, there have only been 4 new type Part 23 Certificates approved, and 2 were CubCrafters airplanes.

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CUBCRAFTERS

KEY DIFFERENTIATORS A DYNAMIC MARKET OUR TEAM DEAL TERMS

Our airplanes are remarkably fast, very powerful, technically capable, enduringly rugged — and quite simply, fun to fly.

RESERVE YOUR SHARES NOW

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POISED FOR INTERNATIONAL GROWTH

While 90% of our sales are domestic, 50% of the market demand is outside the U.S.

Expanding Our Global Reach**

Our aircraft have been sold and exported to more than 25 countries around the world, and have been awarded key international certifications:

Trusted by the authorities of the skies, our airplanes have been certified by:

FAA — United States
EASA — Europe
JCAB — Japan
TCCA — Canada
CASA — Australia

A HISTORY OF INNOVATION

Our aircraft deliver a remarkable flight experience to satisfy the missions and interests of an increasing number of adventure seekers.

The Most Advanced and Fastest-Selling Backcountry Aircraft

- In 2009 the Carbon Cub was upgraded with a lightweight 180 HP engine.
- In 2010, the Carbon Cub became available as a build-it-yourself aircraft kit, called the Carbon Cub EX.
- In 2015, we introduced our 7-day factory Builder Assist program with the Carbon Cub FX.
- In 2017, we introduced Carbon Cub FX-3 and EX-3 with more refinements for increased performance.
- In 2022, we are introducing a new engine option for the Carbon Cub, the CC 363i F/P, that combines advanced fuel injection and electronic ignition.

A LIFETIME-OF-OWNERSHIP PHILOSOPHY

Much of our success has come from listening to pilots, building the aircraft they want to fly, and delivering an unmatched customer experience.

- Pre-owned sales allow customers retiring from

for more than their original price.

- Our product line attracts customers across a wide range of interests including humanitarian and life-saving missions.

CubCrafters is an enduring symbol of the spirit of grassroots aviation. Our trailblazing innovations allow pilots to be their own trailblazers.

RESERVE YOUR SHARES NOW

AMERICAN OWNED, DESIGNED AND MANUFACTURED

No other factory in the world is building multiple models of 3 aircraft certification types on one assembly line.

14 FACILITIES	**3** CAMPUSES

Situated on the edge of McAllister Field Airport in Yakima, Washington, our facility is Ideally configured to build airplanes at the highest levels of precision.

- More than 200 dedicated and highly skilled personnel.
- A unique combination of time-tested craftsmanship and state-of-the-art computer-aided design and fabrication.

- Proven manufacturing principles and processes ensure that there is no outdated inventory and that all parts and procedures

A DYNAMIC MARKET

Light-Sport Aircraft Global Market Snapshot — A Bright Future***

- Adventure aircraft have low acquisition, maintenance, and operational costs compared to traditional high-performance airplanes.
- Higher discretionary income in developed and developing countries is boosting recreational use of adventure aircraft, with millennials showing increasing interest.
- More countries have been legalizing recreational flights, resulting in a growing number of participants.

Efforts to bring the pilot training and certification costs down has increased adoption of adventure aircraft.

SEASONED LEADERSHIP

Patrick Horgan

President, Chief Executive Officer, Director of the Board

FULL BIO

Brad Damm

Vice President, Member of Board of Directors

FULL BIO

Per Share Price

$5

Minimum Investment

$400

Eligibility

All Investors

Maximum Goal

$50 Million

DOWNLOAD PRESENTATION

RESERVE YOUR SHARES NOW

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SOURCES:

*2022–2027 Global and Regional Sport Aircraft Industry Status and Prospects Professional Market Research Report Standard Version https://www.kenresearch.com/defense-and-security/defense/sport-aircraft-industry/532988-16.html

**LW Sport Aircraft Market (2021 to 2027) — Growth, Trends, Opportunities, and Forecasts — https://www.maximizemarketresearch.com/market-report/lw-sport-aircraft-market/148106/

***LIGHT-SPORT AIRCRAFT MARKET — GROWTH, TRENDS, COVID-19 IMPACT, AND FORECASTS (2022–2027) — https://www.mordorintelligence.com/industry-reports/light-sport-aircraft-market#:~:text=The%20light%2Dsport%20aircraft%20(LSA,spread%20reduced%20the%20tourist%20inflow.

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the securities act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the securities and exchange commission (SEC) and the SEC has "qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in the offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, which constitute forward looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company does not undertake any obligation to revise or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

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KEY DIFFERENTIATORS A DYNAMIC MARKET OUR TEAM DEAL TERMS

Vice President of Sales and Marketing, Brad Damm, is interviewed on the Bell2Bell podcast about the company, the upcoming Regulation A public offering, how the funds raised are expected to be used, who the corporate leadership is, and the vision for the future of the company. As of today, reservations to purchase shares can still be made at the offering price of $5 per share. If you want to participate, there is detailed information about this opportunity at the link below.

Comments

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Xavier on August 25

Hi there!
Is it possible to get the company numbers? Otherwise, this is sort of a blind investment... I like CubCrafters a lot, but without numbers I cannot tell whether $5

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Reply

Steve on August 12

It's not clear from the offering how an investor would ever make any money. I don't think CubCrafters is looking to be acquired or to do an IPO, which are the normal ways you would expect to make money on a pre-IPO investment. So how will we make money? Will the stock be transferrable?

Reply

Patrick Horgan on August 12

Steve, Thank you for taking an interest in CubCrafters and for the question posed. Our aspiration as a management team is to deliver value to all our stake holders and we continually assess the various opportunities to do just that. By filing our Reg A+ with the SEC, once the SEC Qualifies our filing, it becomes a public offering in the sense that the buyers of our stock will then be allowed by the SEC to sell their shares. It is our intention that after raising capital through the Reg A+, we will considering listing our stock on one of the exchanges available to us, which include Alternative Trading Systems (ATS), that provide liquidity with no shorting or naked shorting of stocks. Or, on exchanges such as OTCQB , the OTCQX, or the NASDAQ. Upon Qualification, and after raising sufficient capital from enough investors, Reg A+ can be used as the listing vehicle to the NASDAQ or the NYSE. Our management team will consider all the circumstances as we continue on our capital raising process and select the most prudent liquidity vehicle. Note that we cannot guarantee that the SEC will qualify our Reg A+ or that we will raise capital through the offering.

Reply

Steve on August 12

Thanks. I'm looking forward to "taking a ride" with CubCrafters!

Reply

Lindsay on August 09

Hello,
What is the valuation of the company? In other words, if one purchases $100,000 of stock in this offering what percent of the company would they own (post offering).
Thanks.
Lindsay

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Hi Lindsay, We are currently in a reservation phase, which is non-binding for the investor; stock purchases cannot yet be made. The reservation allows one to reserve shares at the issue price. We will publish our Offering Circular when qualified by the SEC, which includes valuation details. We cannot guarantee

CUBCRAFTERS

KEY DIFFERENTIATORS A DYNAMIC MARKET OUR TEAM DEAL TERMS

Craig on July 28

How do you confirm what you have reserved?

Reply

Patrick Horgan on August 03

Craig, You should have received a confirmation email. If not, please check your spam file as it might be there. Please let us know if you do not find it and we will help further. Thanks

Reply

Chad Currie on July 26

How and when do we fund the reservation?

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Offering Circular

Please read the Offering Circular here: Get Offering Circular

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in the online context. The choices of all aspects of companies offerings are made by the companies that make offerings. Listed companies are actively seeking to raise early stage capital pursuant to Rule 506(b) or Rule 506(c) of Regulation D ("Regulation D") under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or pursuant to Regulation A (sometimes referred to as "Regulation A+") under the Securities Act

CUBCRAFTERS

KEY DIFFERENTIATORS A DYNAMIC MARKET OUR TEAM DEAL TERMS

able to bear the loss of their entire investment. All investors should make their own determination of whether or not to make any investment based on their own independent evaluation and analysis. See our Investor Risks and Education Guide. MSC does not verify or assure that information provided by any listed company offering its securities is accurate or complete or that the valuation of such securities is appropriate. The content (Blogs, FAQs, News) posted on MSC may contain incorrect information, always get professional advice. Neither MSC nor any of its directors, officers, employees, representatives, affiliates or agents shall have any liability whatsoever arising from any error or incompleteness of fact or opinion in, or lack of care in the preparation of, any of the materials posted on this website. MSC does not provide legal, accounting or tax advice. Any representation or implication to the contrary is expressly disclaimed.

You can learn more about investing in Regulation D and Regulation A offerings from the SEC or FINRA.

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CUBCRAFTERS



YOU ARE INVITED TO

JOIN US IN FLIGHT

Reg A+ Public Offering

CUBCRAFTERS

A SINGULAR INVESTMENT OPPORTUNITY

For the first time, enthusiasts, customers, and investors can participate in our future by acquiring shares in a Public Offering.

CUBCRAFTERS

CHANGING THE LANDSCAPE OF BACKCOUNTRY AVIATION

For more than 40 years, superior quality, industry-leading innovation and independent thinking have been the hallmarks of everything we do.



7JG

KEY DIFFERENTIATORS


A HISTORY OF INNOVATION


AN INDUSTRY LEADER


A LIFETIME-OF-OWNERSHIP PHILOSOPHY


UNIQUELY RESOURCED, CAPABLE AND EXPERIENCED


POISED FOR INTERNATIONAL GROWTH


AMERICAN OWNED, DESIGNED AND MANUFACTURED

CUBCRAFTERS

A HISTORY OF INNOVATION

American owned, designed and manufactured, our aircraft deliver a remarkable flight experience to satisfy the missions and interests of an increasing number of adventure seekers.

CUBCRAFTERS

REENGINEERING THE ARCHETYPE

Our origins began with rebuilding legendary PA-18 Piper Super Cubs, eventually reengineering every aspect that made the Super Cub platform uniquely capable.




N3898Z

SUPER CUB REBUILD


N384CC

PIPER/CUBCRAFTERS
PA-18

1980 1990 2000 2010 2020

CUBCRAFTERS

A NEW STANDARD, CERTIFIED

In 2004, CubCrafters earned FAA Certification for its first aircraft, the Top Cub, merging the best from the past with the very latest technology and bringing backcountry aviation into a new era.


N434CR


N43CR

TOP CUB
CC18-180

1980 1990 2000 2010 2020

CUBCRAFTERS

THE MOST ADVANCED AND FASTEST-SELLING BACKCOUNTRY AIRCRAFT

The Sport Cub, a modern redesign of the classic Super Cub in 2006, has been continuously improved to redefine expectations and push the envelope of backcountry aviation.

- In 2009, the Carbon Cub was upgraded with a lightweight 180 HP engine
- In 2010, the Carbon Cub became available as a build-it-yourself aircraft kit, called the Carbon Cub EX.
- In 2015, we introduced our 7-day factory Builder Assist program with the Carbon Cub FX
- In 2017, we introduced Carbon Cub FX-3 and EX-3 with more refinements for increased performance.
- In 2022, we are introducing a new engine option for the Carbon Cub, the CC 363i F/P, that combines advanced fuel injection and electronic ignition


N219CC



SPORT CUB S1 / S2
CC11-100

CARBON CUB EX / EX-2
CCK-1865

CARBON CUB FX
CCX-1865

1980 1990 2000 2010 2020

CUBCRAFTERS

REDEFINING EXPECTATIONS

Our most recent breakthroughs can be found on our certified XCubs.

Self-funded and secretly developed over 6 years, the introduction of the XCub in 2016 established CubCrafters at the center of a backcountry aviation revival.

Now with international certifications, the most powerful engine in its class, seaplane certification, and nosewheel landing gear configuration, the NXCub can go where no other airplane dared to go.


N800XC


N500XC

XCUB
CC19-180


N82XC

NXCUB
CC19-215

1980 1990 2000 2010 2020

CUBCRAFTERS

UNIQUELY RESOURCED, CAPABLE AND EXPERIENCED

We are the benchmark by which other aircraft are judged.

CUBCRAFTERS

FAA CERTIFICATION — A SIGNIFICANT BARRIER TO ENTRY

Achieving the Highest Bar

We are the only company to obtain a type certificate in backcountry aviation since 1970.

We were the first company ever to take experimental avionics and win FAA approval for a certified airplane.

Rigorous Safety Measures

Type certification of aircraft is how the FAA manages safety risk for aircraft.

Satisfying requirements is a multi-year process with multiple areas of certification, including:

- Type
- Production
- Airworthiness
- Operational

In the last 20 years, there have only been a handful of Part 23 Certificates approved and two of them were CubCrafters aircraft.

CUBCRAFTERS

14 FACILITIES ON 3 CAMPUSES

Designed and manufactured on the edge of McAllister Field Airport in Yakima, Washington, our facility is ideally configured to build airplanes at the highest levels of precision.

- More than 200 dedicated and highly skilled personnel
- A unique combination of time-tested craftsmanship and state-of-the-art computer-aided design and fabrication
- We are the only manufacturer in the world that can build Light Sport, Experimental Amateur Build (E/A-B), and Certified category aircraft in the same FAA-certified production facility
- Proven manufacturing principles ensure that all parts and procedures are under constant scrutiny


7



CubCrafters is unique in building multiple models in four aircraft certification categories on one assembly line.

SEASONED LEADERSHIP



Patrick Horgan
President, Chief Executive Officer, Director of the Board

- More than 30 years of experience in leadership, design, and manufacturing in the commercial, military, and General Aviation industries
- Led the development of key breakthroughs, including certification of our flagship XCub and experimental Garmin G3X avionics, as well as a patent issued for new aviation technology currently being developed at CubCrafters
- Serves on the board of the General Aviation Manufacturers Association and various ASTM International committees
- A 4,000+ hour instrument-rated pilot, owns a vintage 1948 aircraft, and is type rated in the North American T-28
- Holds a BS in Aeronautical and Astronautical Engineering from the University of Illinois Urbana-Champaign and a Certificate from Harvard Business School in Disruptive Strategy



Brad Damm
Vice President, member of Board of Directors

- More than 20 years of experience in leading high-performing sales teams
- Responsible for overseeing sales, marketing, and brand management and is an invaluable contributor to product development, defining the product roadmap and refining specialized product designs
- Contributed to the achievement of record sales, year after year, across all new aircraft and kit product lines; meaningfully raised brand awareness among aviation consumers worldwide
- More than 25 years of flight experience in primitive and remote areas
- Volunteer pilot for the Klickitat County Sheriff's office's aerial search and rescue missions

BUILDING A DREAM: OUR INNOVATIVE BUILDER-ASSIST PROGRAM

- Pilots create their dream under the supervision of our factory technicians, with guaranteed delivery of a world-class aircraft
- No technical experience necessary
- Our factory personnel guide our customers from fabrication to completion
- Fast-growing segment that provides a unique customer experience and builds customer loyalty







No other aircraft company offers this level of customer engagement.

CUBCRAFTERS

AN INDUSTRY LEADER

Our rapid R&D cycle, reputation for quality, and customer loyalty has resulted in strong sales year after year.

SETTING SALES RECORDS | INCREASING MARKET SHARE


Annual Revenue ($)
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
CubCrafters' average aircraft revenue per customer has more than doubled in the last 10 years.
Resilient sales and growing market share despite pandemic-related supply chain issues
2001
2006
2011
2016
2021

CUBCRAFTERS

GAME-CHANGING CAPABILITIES REACH UNTAPPED MARKETS

Nose wheels have a well-earned reputation for being incredibly forgiving, providing better visibility during taxiing, takeoff and landing, and handling better overall than taildraggers, especially in crosswinds.

- Only **15%** of pilots have tail wheel capabilities, endorsement or interest
- With the introduction of our nose wheel landing gear configuration in 2019, we are reaching an additional **85%** of the market


Sales of XCub Tail vs. Nose Wheel (2021)
Tail Wheel
Nose Wheel
42%
58%

As a leading manufacturer and innovator of backcountry aircraft, CubCrafters is uniquely positioned to dominate the market.

CUBCRAFTERS

POISED FOR INTERNATIONAL GROWTH

With backcountry flying growing in popularity and more pilots than ever before taking to remote strips — globally — the world is at our wingtips.

LIGHT SPORT AIRCRAFT GLOBAL MARKET SNAPSHOT — A BRIGHT FUTURE

Market Size in USD Billion


8.1
12.36
2021
2027

LW Sport Aircraft Market by Type (%) in 2021


Special Light Sport Aircraft (S-LSA)
Experimental Light Sport Aircraft (E-LSA)
Others

Application Segment Overview


Sport & Recreation
Flight Training
Aircraft Rental
2027
2025
2023
2021

Source: LW Sport Aircraft Market (2021 to 2027) — Growth, Trends, Opportunities, and Forecasts; https://www.maximizemarketresearch.com/market-report/lw-sport-aircraft-market/148106/.

CUBCRAFTERS

DRIVERS OF GROWTH

- Adventure aircraft have low acquisition, maintenance and operational costs compared to traditional high-performance airplanes
- Higher discretionary income in developed and developing countries is boosting recreational use of adventure aircraft, with millennials showing increasing interest
- More countries have been legalizing recreational flights, resulting in a growing number of participants
- Global demand is increasing thanks to improved fuel efficiency, and reduced noise emission
- Major regulatory bodies are modifying and introducing regulatory requirements to support industry growth
- Efforts to bring the pilot training and certification costs down has increased adoption of adventure aircraft

Sources: LW Sport Aircraft Market (2021–2027) — Growth, Trends, Opportunities, and Forecasts; https://www.maximizemarketresearch.com/market-report/lw-sport-aircraft-market/148106/. Light-Sport Aircraft Market — Growth, Trends, COVID-19 Impact, and Forecasts (2022–2027); https://www.mordorintelligence.com/industry-reports/light-sport-aircraftmarket#:~:text=The%20light%2Dsport%20aircraft%20(LSA,spread%20reduced%20the%20tourist%20inflow.

CUBCRAFTERS

GLOBAL MARKET OPPORTUNITIES

Largest market share	North America 35% (2021)	North America has legalized recreational flights and increased the number of airports.
Fastest growing	Europe expected CAGR 8.1% (2021–2027)	Europe, long a tourist destination with favorable geographies, is seeing a significant rise in light sport aircraft activity with new regulations supporting industry growth.


Regional Analysis in 2021 (%)
North America
Europe
Asia Pacific
Middle East & Africa
South America

Source: LW Sport Aircraft Market (2021–2027) — Growth, Trends, Opportunities, and Forecasts; https://www.maximizemarketresearch.com/market-report/lw-sport-aircraft-market/148106/.

EXPANDING OUR GLOBAL REACH

Light-Sport Aircraft Market — Growth Rate by Region (2022–2027)


High
Medium
Low

While 90% of our sales are domestic, more than 50% of the market demand is outside the U.S.

Our aircraft have been sold and exported to more than 25 countries around the world, and have been awarded key international certifications:

- FAA — United States
- EASA — Europe
- JCAB — Japan
- TCCA — Canada
- CASA — Australia

Our brand has established trust with aerospace authorities worldwide.

Source: Morder Intelligence.

CUBCRAFTERS

A LIFETIME-OF-OWNERSHIP PHILOSOPHY

Much of our success has come from listening to pilots, building the aircraft they want to fly and delivering an unmatched customer experience.

CUBCRAFTERS

ALL THAT PILOTS WANT IN BACKCOUNTRY ADVENTURE CRAFT

CubCrafters is an enduring symbol of the spirit of grassroots aviation.

American owned, designed and manufactured, our airplanes are remarkably fast, very powerful, technically capable, enduringly rugged — and, quite simply, fun to fly.


FLYER Club Members – Save £35
FLYER
Whaaa...t
Water Flying
TOP CUB
Plane &Pilot
ON THE
NOSE

We design and build the best-selling certified backcountry airplanes in America.

CUBCRAFTERS

AT HOME IN THE HEARTS OF ADVENTURE-SEEKERS

Our products and services are designed to meet a lifetime of customer needs:

- Pre-owned sales allow customers retiring from their flying career or upgrading their airplane to sell on consignment
- Our aircraft retain tremendous value, often selling for more than their original price
- Our product line attracts customers across a wide range of interests including humanitarian and life-saving missions
- We offer parts and major overhauls, and an innovative builder-assist program, at 14 facilities on 3 campuses

Revenue by Source (2021)


2%
5%
8%
16%
69%
Certified Aircraft
Experimental Aircraft
Light Sport Aircraft
Pre-Owned
Parts & Services

CubCrafters enables a lifestyle where the ultimate personal freedom becomes possible.

WE MAKE A LIFESTYLE OF ADVENTURE POSSIBLE

Our trailblazing innovations allow pilots to be their own trailblazers.




N800XC





CUBCRAFTERS

TRUSTED BY FEDERAL AGENCIES

No other aircraft explores the limits of our country more — our aircraft are employed by several federal agencies and contractors including U.S. Departments of the Interior and Agriculture.


N232PS



CUBCRAFTERS

A SINGULAR INVESTMENT OPPORTUNITY

For the first time, enthusiasts, customers, and investors can participate in our future by acquiring shares in a Public Offering available to everyone subject to SEC qualification.

CUBCRAFTERS

GROWING OUR BUSINESS

	Use of Capital
Manufacturing	Our growing success has resulted in a manufacturing backlog for new aircraft of more than two years. Capital infusion will allow us to increase production and dramatically cut customer delivery timelines — accelerating the growth of the company.
R&D	This capital raise will allow us to increase the pace of innovation and significantly expand our reach — domestically and internationally — in a rapidly growing industry.
Infrastructure	The financing will also be directed to help us better meet customer needs — expanding our manufacturing infrastructure and adding regional network service centers.
Markets	Funding will accelerate new market expansion and distribution including new products focused on international opportunities.

REG A+ PUBLIC OFFERING

Reserve your shares today and join us in flight…

Per Share Price	$5
Minimum Investment	$400
Eligibility	All investors
Fundraise Goal	$50 million maximum



CUBCRAFTERS

Learn more at:

manhattanstreetcapital.com/cubcrafters

≡

- Aircraft
  - Carbon Cub SS & FX
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N219CC

Carbon Cub SS

- LSA
- CC340 Engine 180HP
- 1,320lbs Gross Weight
- Lightweight & Powerful
- Breathtaking Performance



Carbon Cub FX

NEW MODEL AVAILABLE

- Experimental Builder Assist
- CC340 180HP or CC363i 186HP
- 1,865-2,000lbs Gross Weight
- 7 Working Days
- Perfect for Longer Missions

Explore


XCUB
N500XC
XCUB

XCub / NXCub

- Part 23 Certified or EAB (Builder Assist)
- O-360 180HP or CC393i 215HP
- 2,300lbs Gross Weight

- Unmatched Range
- The Fastest & Strongest Cub

Explore


TOP CUB
N43CR

Top Cub

- Part 23 Certified
- O-360 Engine 180HP
- 2,300lbs Gross Weight
- Modern Super Cub
- Classic Utility

Explore

- 
  News
-



Events

-


N853M

Blog

-



[Forum](#)

-



[Careers](#)

-


N711

About

RESERVE NOW

AN EVOLVING LANDSCAPE

Founded in 1980 by Jim Richmond, CubCrafters' roots are in the 80+ year history of classic grassroots aviation, but the company's products and services are innovative and completely modern.

CubCrafters designs and manufactures Experimental, LSA, and Part 23 Certified aircraft. The Carbon Cub family of aircraft redefined expectations for backcountry aircraft with innovative design, modern materials, powerful engines, and breathtaking performance. The company's flagship XCub aircraft is offered in both nosewheel and tailwheel configurations, and substantially expands the mission profile of sport utility aircraft with higher speed, longer range, and larger payload. The key to our success is our ability to create unique value in the experience of personal adventure aviation.

CubCrafters has been a privately held company for the first 40 years of its existence. Like great landscapes, great companies evolve and change. Success brings opportunity. Now, for the first time, you can join us on this amazing journey.

In regard to any content related to the CubCrafters Public Offering, no money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will

only be able to make sales after it has filed an offering statement with the securities and exchange commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward looking- statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate", "project", "believe", "anticipate", "intend", "expect", and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events

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CubCrafters Aircraft are Proudly Made in USA 

Contact: Brad Damm
CubCrafters Vice President
brad.damm@cubcrafters.com
p: 509.248.1421

1918 South 16th Avenue
Yakima, WA 98903-1212
www.cubcrafters.com

CUBCRAFTERS

PRESS RELEASE

CUBCRAFTERS TO FILE WITH SECURITIES AND EXCHANGE COMISSION FOR PUBLIC OFFERING

Public Offering Will Give Investors an Opportunity to Invest with the Industry Leader in the Fast-Growing Global Market for Backcountry Aircraft.


NXCUB
N17XC

YAKIMA, WA -- July 25, 20022 -- CubCrafters, the leading designer and manufacturer of Light-Sport, Experimental, and Part 23 Certified backcountry aircraft, announced today that for the first time in its forty-year history, it intends to allow new public investment in the company under Securities and Exchange Commission (SEC) Reg A+ (*) guidelines.

Advised by Manhattan Street Capital (**), CubCrafters is filing with the SEC for qualification to launch their Public Offering later this year. The company intends to raise investment capital by selling preferred stock to its fans, customers, and the general public at a price of $5 per share with a minimum investment of only $400 per investor.

Starting today, interested investors can make a non-binding reservation to buy shares at the Issue Price by using this link: https://www.manhattanstreetcapital.com/cubcrafters

EMBARGOED - NOT FOR RELEASE UNTIL JULY 25TH, 2022 AT 13:30 CENTRAL DAYLIGHT TIME

By reserving using the Reg A+ process, potential investors get better access to shares than in a traditional IPO. Investors of any wealth level are welcome, and no accreditation is required, which allows the vast majority of investors to reserve shares in the company at the original issue price directly from CubCrafters. Making an advance reservation now, ahead of SEC qualification, locks the purchase of company shares at the original issue price.

For the past forty years, CubCrafters has specialized in building rugged backcountry adventure planes. Their superior quality, spirit of innovation and ability to meet pilots' demand for faster, more powerful, technically capable and enduringly rugged aircraft have fueled the company's success, making them a leader in the space.

Backcountry aviation is growing in popularity around the globe. More and more pilots are taking to remote landing strips than ever before, which has resulted in record sales for CubCrafters year after year. With the recent introduction of a new nose wheel landing gear configuration on their flagship XCub aircraft, aircraft the company has a diverse product line that appeals to every segment of the adventure aircraft market.

"With the significant increase in backcountry flying, demand for our aircraft continues to grow. We have a two-year manufacturing backlog of orders, and there is no end in sight" stated Patrick Horgan, CubCrafters' President & CEO. "Our founder, Jim Richmond, initiated the plan to pursue a Public Offering. His intention was to take CubCrafters forward to the next level and secure its future for generations of aviators to come. Jim's vision will allow us to attain the key goal of continuing to innovate, increase market share, and accelerate the company's growth."

"Reg A+ is uniquely well suited to CubCrafters because the company appeals to a large audience of pilots and aviation enthusiasts, and because CubCrafters has built a large and loyal fan and customer base. Providing easy access to become owners of CubCrafters to these fans and customers makes great use of the online investing process used in Reg A+," said Rod Turner, CEO of Manhattan Street Capital.

Brad Damm, CubCrafters' Vice President, explained that the company's independent thinking and continuing focus on innovation is what drives their success with customers seeking an adventure lifestyle. "We are an American owned company that designs and manufactures its aircraft here in the United States. Our products are hugely popular, and this capital raise will enable us to better exceed our customers' expectations. Even more performance, exceptional service and support, and quicker to market. That's what this is all about" stated Damm.

Regulation A+ reservations are non-binding on investors, however, only those investors that reserve CubCrafters stock in advance of SEC qualification (***) are guaranteed by the company to have the right to purchase shares at the Issue Price.

ABOUT CUBCRAFTERS

Founded in 1980 by Jim Richmond, CubCrafters' roots are in the 80+ year history of classic grassroots aviation, but the company's products and services are innovative and completely modern. CubCrafters designs and manufactures Experimental, LSA, and Part 23 Certified aircraft.

The Carbon Cub family of aircraft redefined expectations for backcountry aircraft with innovative design, modern materials, powerful engines, and breathtaking performance. The company's flagship XCub aircraft is offered in both nosewheel and tailwheel configurations, and substantially expands the mission profile

of sport utility aircraft with higher speed, longer range, and larger payload. The key to our success is our ability to create unique value in the experience of personal adventure aviation.

CubCrafters has been a privately held company for the first 40 years of its existence, but is now planning to welcome new public investment. Learn more at: https://cubcrafters.com/investors

CubCrafters, Inc.
1918 South 16th Avenue
Yakima, WA 98903
509.248.9491
www.cubcrafters.com

ABOUT THE PUBLIC OFFERING

(*) Title IV of the JOBS Act / Regulation A+

Regulation A+ allows mature startups and later-stage companies to use equity crowd investing platforms to raise as much as $75M per year from both accredited and non-accredited investors worldwide, and provides that their investments will be liquid to the extent that the company raising capital lists its stock on an exchange.

- Anyone can invest, worldwide
- The company can publicly advertise
- No state registration required
- Requires two years of Audited Financials Non-accredited investors are limited to 10% of income/net worth per year

(**) Manhattan Street Capital is paid fees by CubCrafters and may be paid as much as $2 million in fees on this offering so it has a significant conflict of interest.

(***) The SEC will determine if it will Qualify the Reg A+ filing by CubCrafters

IMPORTANT LEGAL DISCLAIMER

No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the securities and exchange commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward looking-statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate", "project", "believe", "anticipate", "intend", "expect", and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

URL FOR DIGITAL MEDIA ASSETS:

https://cubcrafters.com/osh22

Reg A Public Offering - Email #1 (7-25-22)

CUBCRAFTERS


NXCUB

To our valued customers,

For the past 40 years, CubCrafters has focused on building the finest backcountry adventure aircraft. Their superior quality, industry-leading innovation, and ability to meet pilots' demand for faster, more powerful, technically capable, and enduringly rugged airplanes have fueled the company's success.

It had always been the dream of our founder, Jim Richmond, to take CubCrafters to the next level, so we are pleased to announce that, for the first time in our history, aviation enthusiasts, customers, and investors can participate in our future by acquiring shares of the company in a Public Offering that is available to everyone.

We invite you to click on the link below to find out more information, reserve your shares at the offering price and join us in flight!

Sincerely,

Vice President, CubCrafters

CLICK HERE FOR PUBLIC OFFERING INFORMATION

Reg A Public Offering - Email #1 (7-25-22)

CUBCRAFTERS


NXCUB
N17XC

To our valued customers,

For the past 40 years, CubCrafters has focused on building the finest backcountry adventure aircraft. Their superior quality, industry-leading innovation, and ability to meet pilots' demand for faster, more powerful, technically capable, and enduringly rugged airplanes have fueled the company's success.

It had always been the dream of our founder, Jim Richmond, to take CubCrafters to the next level, so we are pleased to announce that, for the first time in our history, aviation enthusiasts, customers, and investors can participate in our future by acquiring shares of the company in a Public Offering that is available to everyone.

We invite you to click on the link below to find out more information, reserve your shares at the offering price and join us in flight!

Sincerely,



Vice President, CubCrafters

CLICK HERE FOR PUBLIC OFFERING INFORMATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the securities and exchange commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate", "project", "believe", "anticipate", "intend", "expect", and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

Investor Confirmation_#5_(Reg A Res - Batch C) — 082522



We are very pleased to report that momentum for the planned public offering has continued at an exceptional pace. It may just be the speed record for Regulation A+ fundraising!

It all started with our extraordinarily successful showing at EAA Airventure in Oshkosh. We took deposits for more than 20 new CubCrafters aircraft during the show; introduced a new, more powerful engine model that had been requested by our customers; and announced our public offering — enthusiastically received by both investors and the media. **Here is a link** to some of the many positive articles about us.

Keep in mind that the reservation period is still open as we finalize our SEC filing to have the offering qualified. While all of this is going on, we

haven't lost sight of our primary mission: To continue to innovate and manufacture the best-in-class backcountry aircraft our customers have come to expect from CubCrafters.

Our entire team is back in Yakima now, working hard to build the foundation that will take the company to the next level. We appreciate your commitment to join us in flight!

Brad Damm
Vice President, CubCrafters

P.S. We've got more exciting news to share with you in the coming weeks, so keep an eye out for my email updates.

MAKE YOUR RESERVATION

to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

Investor Confirmation_#6_(Reg A Res - Batch B) — 082522

CUBCRAFTERS



While it's only been a week since our last email, quite a bit has happened. Investors have now reserved over $16 million in CubCrafters shares — that's more than one third of our total goal — in just three weeks!

The introduction of our new engine, the fuel-injected, 180 horsepower CC363I F/P, was incredibly well received by our customers as well as the aviation press. I flew the very first Carbon Cub equipped with this engine from Yakima, WA to the AirVenture trade show in Oshkosh, and I can tell you it was just a thrill to fly.

Business continues to be strong, and the value of our backlogged orders now exceeds $50 million — a testament to the confidence our customers place in us. As we work towards finalizing our SEC filing which, I believe, is just a few short weeks away, I want to remind you that the reservation period is still open.

It's been quite a ride so far, but the best is yet to come, with more exciting news on the horizon. I want to thank you for your commitment to join us in flight!

Brad Damm
Vice President, CubCrafters

MAKE YOUR RESERVATION

Gmail Rob Hanly <rob.hanly@stanadler.com>

What a month… we're off to a flying start!

CubCrafters <investment@cubcrafters.com> Wed, Oct 12, 2022 at 9:55 AM
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

CUBCRAFTERS



It has indeed been an extraordinary month. It began with the announcement of our intention to offer shares to the public and ended 30 days later with more than 1,600 people making non-binding reservations for more than $16 million. More than one third of our goal in just one month!

For the next few weeks, during which time the reservation period will still be open and you can reserve more shares if you wish, we will be focused on finalizing our SEC filing to have the offering qualified. Once the SEC gives us its qualification, we will share the Offering Circular with you. This document will present comprehensive information about CubCrafters so you can make informed decisions going forward.

On behalf of all of us at CubCrafters I want to thank you for your reservation, the vote of confidence you have given us and your decision to join us in flight!

Brad Damm
Vice President, CubCrafters

P.S. We are committed to keeping you well informed throughout this process, so keep an eye out for our weekly progress reports, information about how you convert your reservation to share purchase, and other exciting news we expect to share with you in the coming weeks.

MAKE YOUR RESERVATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

Gmail

Rob Hanly <rob.hanly@stanadler.com>

Momentum is still strong!

CubCrafters <investment@cubcrafters.com>
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

Wed, Oct 12, 2022 at 10:12 AM

#5

CUBCRAFTERS



We are very pleased to report that momentum for the planned public offering has continued at an exceptional pace. It may just be the speed record for Regulation A+ fundraising!

It all started with our extraordinarily successful showing at EAA Airventure in Oshkosh. We took deposits for more than 20 new CubCrafters aircraft during the show; introduced a new, more powerful engine model that had been requested by our customers; and announced our public offering — enthusiastically received by both investors and the media. **Here is a link** to some of the many positive articles about us.

Keep in mind that the reservation period is still open as we finalize our SEC filing to have the offering qualified. While all of this is going on, we haven't lost sight of our primary mission: To continue to innovate and manufacture the best-in-class backcountry aircraft our customers have come to expect from CubCrafters.

Our entire team is back in Yakima now, working hard to build the foundation that will take the company to the next level. We appreciate your commitment to join us in flight!

Brad Damm

Brad Damm
Vice President, CubCrafters

P.S. We've got more exciting news to share with you in the coming weeks, so keep an eye out for my email updates.

MAKE YOUR RESERVATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

Gmail

Rob Hanly <rob.hanly@stanadler.com>

Excitement continues to build!

CubCrafters <investment@cubcrafters.com> Wed, Oct 12, 2022 at 10:12 AM
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

#6

CUBCRAFTERS



While it's only been a week since our last email, quite a bit has happened.

The introduction of our new engine, the fuel-injected, 180-horsepower CC363I F/P, was incredibly well received by our customers as well as the aviation press. I flew the very first Carbon Cub equipped with this engine from Yakima, WA to the AirVenture trade show in Oshkosh, and I can tell you it was just a thrill to fly.

Business continues to be strong, and the value of our backlogged orders now exceeds $50 million — a testament to the confidence our customers place in us. As we work towards finalizing our SEC filing, which, I believe, is just a few short weeks away, I want to remind you that the reservation period is still open.

It's been quite a ride so far, but the best is yet to come, with more exciting news on the horizon. I want to thank you for your commitment to join us in flight!

Brad Damm
Vice President, CubCrafters

MAKE YOUR RESERVATION

CUBCRAFTERS

CubCrafters | 1918 S 16th Ave, Yakima, WA 98903

Gmail

Rob Hanly <rob.hanly@stanadler.com>

The next generation of innovators

CubCrafters <investment@cubcrafters.com> Wed, Oct 12, 2022 at 10:13 AM
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

#7

CUBCRAFTERS



Each year the General Aviation Manufacturers Association sponsors an aviation design challenge for high-school teams across the nation to modify an aircraft design and compete in a virtual fly-off. In 2022 there were 28 teams competing, and this year's winners, from Buffalo, NY, spent four days with us here at CubCrafters, learning how composites, metal fabrication, machining, and creative manufacturing techniques work synergistically to build our Company's popular backcountry aircraft.

While there is quite a bit of activity ongoing at CubCrafters surrounding the final stages of our submission to the SEC for our Regulation A public offering qualification, we wanted to take a moment to recognize these students, the next generation of aviation innovators. Given our commitment to the aviation industry and our own history of innovative aircraft design, CubCrafters was proud to invite the winning GAMA team to our factory to work with our engineers on a design project to solve a real-world aircraft need.

GAMA's goal is to bring teams of students together to put their own visions and ideas on the table, which is consistent with CubCrafters philosophy, dedication, and commitment to innovation. This is the second year in a row that these star students from the GAMA challenge have joined us, and having them here, even for a short while, is an honor and a privilege — they are the future leaders of our industry.

At CubCrafters, we are proud to have a tradition of giving back to the aviation community. You now play a role in that too, and I want to thank you for your commitment to join us in flight!



Brad Damm
Vice President, CubCrafters

MAKE YOUR RESERVATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

Gmail Rob Hanly <rob.hanly@stanadler.com>

Informative CubCrafters Interview by Bell2Bell

CubCrafters <investment@cubcrafters.com> Wed, Oct 12, 2022 at 10:13 AM
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

#8

CUBCRAFTERS



This week I had the pleasure of being interviewed about CubCrafters by Stuart Smith of Bell2Bell. It was an opportunity to speak about the CubCrafters story and the exciting growth of the backcountry flying market we serve.

We covered a lot of ground including details about the leadership team, the challenges and opportunities that lie ahead and the strong — and ongoing — participation in our public offering. I invite you to click on the link below, I think you'll find it interesting to listen to and watch. We are excited about our future, and what your decision to join us in flight means for that future!

Listen to Bell2Bell Interview

Brad Damm
Vice President, CubCrafters

MAKE YOUR RESERVATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A

of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

CubCrafters | 1918 S 16th Ave, Yakima, WA 98903

THIS IS A TEST EMAIL ONLY.

This email was sent by the author for the sole purpose of testing a draft message. If you believe you have received the message in error, please contact the author by replying to this message. Constant Contact takes reports of abuse very seriously. If you wish to report abuse, please forward this message to abuse@constantcontact.com.

Gmail

Rob Hanly <rob.hanly@stanadler.com>

The Breadth and Depth of CubCrafters

CubCrafters <investment@cubcrafters.com>
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

Wed, Oct 12, 2022 at 10:14 AM

#9

CUBCRAFTERS



The fact that you have reserved shares in our forthcoming public offering means that you already know that we are the leading manufacturer of backcountry aircraft in the world. But it might surprise you to know just how robust our product line really is. That's why I wanted to share with you our newly published product catalog. It will give you a clearer idea of the range of aircraft we offer and the broad array of options our customers can select. **Click here** to see the digital version of our catalog.

It will make you glad you decided to join us in flight!

Brad Damm
Vice President, CubCrafters

MAKE YOUR RESERVATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be

withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

CubCrafters | 1918 S 16th Ave, Yakima, WA 98903

Gmail

Rob Hanly <rob.hanly@stanadler.com>

It's your turn!

CubCrafters <investment@cubcrafters.com>
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

Wed, Oct 12, 2022 at 10:14 AM

#10

CUBCRAFTERS


N82XC

Over the past few weeks, we've worked diligently to keep you apprised of our fundraising progress, the outstanding press coverage our public offering has received and the new technologies we've developed. We also wanted you to become more familiar with our management team, our goals and our values. Now we'd like to switch things around, and learn something about you.

As someone who has committed their hard-earned resources to participate in CubCrafters' future, we'd like to know ***why*** you chose to do so. Please take a moment to **reply directly to this email** and tell us why you decided to invest in CubCrafters.

We'll select a few emails from those we receive and publish them in a future email. It will be fun to see why so many of you have decided to join us in flight!

Brad Damm
Vice President, CubCrafters

MAKE YOUR RESERVATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

THIS IS A TEST EMAIL ONLY.

This email was sent by the author for the sole purpose of testing a draft message. If you believe you have received the message in error, please contact the author by replying to this message. Constant Contact takes reports of abuse very seriously. If you wish to report abuse, please forward this message to abuse@constantcontact.com.

Gmail

Rob Hanly <rob.hanly@stanadler.com>

Learn more about CubCrafters from our fascinating blog

CubCrafters <investment@cubcrafters.com>
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

Wed, Oct 12, 2022 at 10:15 AM

#11

CUBCRAFTERS



If you haven't had a chance to visit our blog, I want to encourage you to do so. You'll find product updates, videos from some of our enthusiastic owners and spectacular photography of our airplanes in flight – videos you may never have seen before. You can even see an amazing 50-foot STOL (Short Take-Off and Landing) video by clicking **here.**

We've had quite a response to last week's email asking for the reason why people like you chose to invest in CubCrafters, but we'd really like to also hear from ***you***! Please take a moment to **click on this link** and tell us why you decided to join us in flight!



Brad Damm
Vice President, CubCrafters

MAKE YOUR RESERVATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A

of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

THIS IS A TEST EMAIL ONLY.

This email was sent by the author for the sole purpose of testing a draft message. If you believe you have received the message in error, please contact the author by replying to this message. Constant Contact takes reports of abuse very seriously. If you wish to report abuse, please forward this message to abuse@constantcontact.com.

Gmail

Rob Hanly <rob.hanly@stanadler.com>

Here's what your fellow investors had to say

CubCrafters <investment@cubcrafters.com> Wed, Oct 12, 2022 at 10:15 AM
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

#12

CUBCRAFTERS



Thank you all for the incredible response to our request for comments about why you chose to invest in CubCrafters. Pat and I were moved by the generous outpouring of support for the company and the direction we are heading.

I shared your remarks with the entire team, and you could see their hearts swell with pride. Here is what some of your fellow investors had to say about why they decided to join us in flight!

"As a two-time CubCrafters owner, I know the quality of the aircraft that CubCrafters builds. CubCrafters has become the yardstick by which all other competing aircraft are measured. I will be proud to say I am a stockholder of such a great company."
– J. Alex Bell, Jr.

"I'm investing in CubCrafters because they are a sound company with a good business plan, but most importantly because I believe they are on a mission to save general aviation. Thanks you for all that you do. I'm looking forward to being a part of this great company."
– Keith J. Ruskin, MD

"I think the company has a great product, a great reputation, and a solid future. That's why I'd like to invest in the future of the company."
– Rick Barnes

"CubCrafters is committed to excellence, innovation and integrity. Your aircraft are made right here in the good old USA to the highest standards.

The demand for your aircraft speaks volumes. CubCrafters is going to continue to lead the field in backcountry aircraft for decades to come. That's the kind of company I want to be part of."
– Don Weiss

"As someone who has loved aircraft their entire lives, I saw this as an opportunity to become part of something bigger…and continue to touch the lives of every person who gets into an aircraft and experiences the joy of flight."
– Dyson Hislop

"In a world of limited innovation, CubCrafters has taken a leap forward while others have pulled back."
– Joe Boettner

"As a professional educator, I am not wealthy so I invest in airplanes and airplane companies that I know will be successful."
– Allan Fisher, EdD

"As a lifelong aviator, it's time for me to 'give back' and support a quality American manufacturer. I am confident your innovation and engineering will take CubCrafters into legendary status for filling the desires of the growing backcountry community. Looking forward to IPO day!"
– Steve Cox

"I believe in the product, the people and the future demand for the aircraft's' simplicity."
– Dave Binnix

"I believe in the company, that it needs the capital for proper growth, and I'm in it for the long haul."
– Mike Daniel

"I'm thrilled to be able to invest in a company I have personal knowledge of and am a customer as well. The program they have developed and their attention to detail is what made me a believer and a repeat customer. Thanks for being such a great company with a wonderful product."
– Joyce Wilson

"I chose to invest in CubCrafters because of your dedication to an amazing product, pilot safety, and a relentless goal of bringing a great value added to your customers … and the future health of general aviation. Thanks for the great idea and the opportunity to get involved."
– Rick Raesz

This is just a small sampling of the emails we received. I'll continue to share more of them in the weeks ahead, so **click on this link** and keep them coming!

Brad Damm
Vice President, CubCrafters

MAKE YOUR RESERVATION

Important Legal Disclaimer: Cubcrafters is accepting reservations for a Public Offering under Tier II of Regulation A of Title IV of the JOBS Act. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A under the Securities Act of 1933. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after it has filed an offering statement with the Securities and Exchange Commission (SEC) and the SEC has "Qualified" the offering statement. The information in that offering statement will be more complete than the information the company is providing now, and could differ in important ways. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

CubCrafters | 1918 S 16th Ave, Yakima, WA 98903

Gmail

Rob Hanly <rob.hanly@stanadler.com>

Exciting news! Our offering has been filed with the SEC.

CubCrafters <investment@cubcrafters.com> Wed, Oct 12, 2022 at 10:16 AM
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

#13

CUBCRAFTERS


C-GBBO

I am pleased to report that CubCrafters has completed and submitted the required filing to the SEC to move forward with our public offering. Things are moving quickly. We've already received comments from the SEC on the initial filing and have responded to those comments. Hopefully, we will receive a notice of qualification in short order.

I want to remind everyone that the reservation period remains open. We are quickly approaching $25 million in reservations which is halfway to our $50 million goal with this capital raise. In order to ensure that the number of shares you wish to purchase is available to you at the offering price, I would encourage you to reserve the total number of shares you wish to purchase now.

We continue to receive gratifying emails from investors who have responded to our request to express the reasons they chose to invest, and I wanted to share a few of them with you.

"CubCrafters has accomplished what only the top 0.1% of companies dream of. They haven't just created a brand, they have established an icon. Through quality, innovation and sticking to their roots, they have become the 'Apple' of the aviation world…and we'd have to be crazy not to invest in an 'Apple' at IPO."
– Ben Koch

"I support the product and think it will continue to do well. I'd buy the whole company if I could. It's rare that an investment opportunity aligns so well with my personal interests."

– Dirk Chubbic

"I've always admired your products, innovation and the leadership of the company. Looking forward to investing in a 'local' company that has the 'can-do' attitude!"
– Jim Knopke

"I jumped at the chance to get a personal tour of the factory and I saw the beautiful work being done in different stages building your CubCrafters aircraft. When I saw an opportunity to invest, I never forgot the experience you gave me and the quality products you are building. So, I'm excited to be an investor and I would like to thank you again for that tour."
– Paul Freire

"One of the best things about America is its freedom. Your message, your brand, your company breathe freedom and that's what makes me want to support your venture."
– Chapman Dickerson

"If my investment is as good as your kits, looks like there might be something extra to leave my kids!"
– Scott Hopson

These are just some of the emails we received this week! I'll continue to share more of them in the weeks ahead, so **click on this link** and keep them coming! We'd love for you to share the reasons why you decided to join us in flight!



Patrick Horgan
President & CEO, CubCrafters

MAKE YOUR RESERVATION

An offering statement regarding this offering has been filed with the SEC. The preliminary offering circular that is part of that offering statement can be found ***here.***

Important Legal Disclaimer: CubCrafters is accepting reservations for a public offering under Tier 2 of Regulation A under the Securities Act of 1933. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after its offering statement is qualified by the SEC. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking

statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

Gmail

Rob Hanly <rob.hanly@stanadler.com>

Important issues to consider

CubCrafters <investment@cubcrafters.com> Tue, Oct 18, 2022 at 7:19 PM
Reply-To: investment@cubcrafters.com
To: rob.hanly@stanadler.com

#14

CUBCRAFTERS



While we await the SEC's notice of qualification, I wanted to bring you up to date on a couple of important issues. As of today, more than 2,000 investors have made reservations for nearly $25 million — already halfway to our goal of $50 million.

Soon after our Reg A+ offering is qualified by the SEC, you will receive an invitation to convert your reservations into an investment in CubCrafters shares. We will be sending out the invitations in batches based on your reservation date. The Manhattan Street Capital team will provide each of you with simple instructions on how to make the conversion. Each reservation holder will have a cutoff date by which time they must convert their reservation or risk losing it.

At this point, we believe there may be a risk that we will be oversubscribed as the shares become available for purchase. Please note that reservations, and the purchase of shares, will be accepted in the order they are placed — first come first served.

I want to encourage you to take this opportunity to review your reservations and be sure you have reserved the number of shares you would like to purchase when we become SEC qualified. This will ensure that you will own the shares at the opening price.



Patrick Horgan
President & CEO, CubCrafters

P.S. Here are a few of the emails we received this week. I'll continue to share more of them in the weeks ahead, so **click on this link** and keep them coming!

"Can't wait for you to go public. Thanks for the opportunity to own part of the future!"
— James Egert

"I'm investing in CubCrafters because I believe in their mission of keeping General Aviation alive and fun for all involved. They have a proven track record of innovation, quality and customer service. Oh yeah, I think it is a good financial investment, too."
— Jerry Loeffelbein

"On my fourth CubCrafters aircraft and should have my second NX this month. I truly believe in the product."
— Aldo Waters

"I have been wanting to get involved for quite some time. When the opportunity came up, it didn't take long to decide."
— Verlyn Boese

"There's not a whole lot of bush flying in my neck of the woods, but any chance to be a part of the backwoods aviation culture and what I think are the most desirable planes in the space, I wanted to jump at."
— Alex Forbes

"From front to back, it seems like a phenomenal company that has all their ducks in a row. Not to mention that their product is second to none in the industry."
— Blaine

MAKE YOUR RESERVATION

An offering statement regarding this offering has been filed with the SEC. The preliminary offering circular that is part of that offering statement can be found ***here.***

Important Legal Disclaimer: CubCrafters is accepting reservations for a public offering under Tier 2 of Regulation A under the Securities Act of 1933. No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until an offering statement filed by the company with the SEC has been qualified by the SEC. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of acceptance given after the date of qualification. An indication of interest involves no obligation or commitment of any kind. The company is "testing the waters" under Regulation A. This process allows companies to determine whether there may be interest in an eventual offering of its securities. The company is not under any obligation to make an offering under Regulation A. It may choose to make an offering to some, but not all, of the people who indicate an interest in investing, and that offering might not be made under Regulation A. If the company does go ahead with an offering, it will only be able to make sales after its offering statement is qualified by the SEC. You must read the documents filed with the SEC before investing. The offering materials may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its industry. These forward-looking statements are based on the beliefs of, assumptions made by, and information currently available to the company's management. When used in offering materials, the words "estimate," "project," "believe," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These

statements reflect management's current views with respect to future events and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those contained in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as on the date of which they are made. The company does not undertake any obligation to reverse or update these forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

CUBCRAFTERS

CubCrafters | 1918 S 16th Ave, Yakima, WA 98903